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                                    EXHIBIT 1

                            FORM OF SHARE CERTIFICATE
                                     (FRONT)

CERTIFICATE NO.                                                           SHARES
COMMON SHARES       Peoples Ohio Financial Corporation             COMMON SHARES
                         INCORPORATED UNDER THE LAWS           CUSIP 712196 10 4
                             OF THE STATE OF OHIO
                                                         SEE REVERSE FOR CERTAIN
                                                                     DEFINITIONS

                  THIS CERTIFIES THAT ____________ is the owner of ______ fully paid and nonassessable common shares, no par value, of Peoples Ohio Financial Corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate property endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this Certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

                  IN WITNESS WHEREOF, Peoples Ohio Financial Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED:                  PEOPLES OHIO FINANCIAL CORPORATION
                                  INCORPORATED
                                      2001
                                      OHIO

/s/ Linda A. Daniel                                          /s/ Ronald B. Scott
Secretary                                                              President


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                            FORM OF SHARE CERTIFICATE
                                     (BACK)

                       PEOPLES OHIO FINANCIAL CORPORATION

                  Peoples Ohio Financial Corporation (the "Corporation") will mail to the holder of the common shares evidenced hereby a copy of the express terms for such shares without charge within five (5) days after receipt of a written request therefor.

                  The common shares represented by this Certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to application laws or regulations.

TEN COM - as tenants in common         UNIF GIFTS MIN ACT -_____Custodian_______
                                                           (Cust)        (Minor)
TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors Act
                                               _________________________________
                                                          (State)
JT TEN - as joint tenants with right of
           survivorship and not as tenants in
           common

    Additional abbreviations may also be used though, not in the above list.

  For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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Please print or typewrite name and address including zip code of assignee


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of common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
____________________________________ Attorney to transfer the said shares on the books of within-named Corporation with full power of substitution in the premises.

Dated:                                               SIGNATURE:
       -------------------------------------                   -----------------
                                                     SIGNATURE:
                                                               -----------------
                                                     NOTICE: THE SIGNATURE(S) TO
                                                     THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE NAME AS
                                                     WRITTEN UPON THE FACE OF
                                                     THE CERTIFICATE IN EVERY
                                                     PARTICULAR WITHOUT
                                                     ALTERATION OR ENLARGEMENT
                                                     OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEE: ___________________________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15